UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2005

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 WATERS RIDGE DRIVE

LEWISVILLE, TEXAS 75057-6011

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number,

including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Conference Call Regarding 1st Quarter Financial Results

Horizon Health Corporation will provide an online Web simulcast of its first fiscal quarter ended November 30, 2005 earnings conference call on Monday, January 9, 2006, at 10:00 a.m. Central Time. The Company’s results for the first fiscal quarter ended November 30, 2005 will be released after the close of market on Friday, January 6, 2006. In addition, the Company’s first fiscal quarter Form 10-Q is scheduled to be filed on Friday, January 6, 2006.

The live broadcast of the Horizon Health conference call will begin at 10:00 a.m. Central Time on January 9, 2006. A 30-day online replay will be available approximately two hours following the conclusion of the live broadcast. A link to these events can be found on the Company’s website at www.horizonhealth.com or at www.earnings.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: November 30, 2005	By:	/s/ John E. Pitts
John E. Pitts Executive Vice President – Finance and CFO